Taxation	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Taxation
21 — Taxation
United States —
The Hagerty Group is taxed as a pass-through ownership structure under provisions of the IRC and a similar section of state income tax law except for Hagerty Re. Any taxable income or loss generated by The Hagerty Group is passed through to and included in the taxable income or loss of the Hagerty Group Unit Holders, including the Company. The Company is taxed as a corporation under the IRC and pays corporate, federal, state and local taxes with respect to income allocated from The Hagerty Group. The Company has a TRA with the Legacy Unit Holders that requires the Company to pay 85% of the tax savings that are realized as a result of increases in the tax basis in The Hagerty Group’s assets as a result of an exchange of Hagerty Group Units and Class V Common Stock for Class A Common Stock or cash.
Canada —
Canadian entities are taxed as
non-resident
corporations and subject to income tax in Canada under provisions of the Canadian Revenue Agency.
United Kingdom —
U.K. entities are taxed as corporations and subject to income tax in the U.K. under provisions of HM Revenue & Customs.
Bermuda —
Hagerty Re has received an undertaking from the Bermuda government exempting it from all local income, withholding and capital gains taxes until March 31, 2035. At present time no such taxes are levied in Bermuda.
Effective January 1, 2019, Hagerty Re made an irrevocable election under Section 953(d) of the U.S. IRC, as amended, to be taxed as a U.S. domestic corporation. As a result of this “domestic election”, Hagerty Re is subject to U.S. taxation on its world-wide income as if it were a U.S. corporation. In accordance with an agreement between Hagerty Re and the Internal Revenue Service (“IRS”), Hagerty Re established an irrevocable letter of credit with the IRS in 2021.
Income (loss) before income tax expense includes the following components:

	Year Ended December 31,
	2021	2020
	in thousands
United States	$(44,434)	$21,318
Foreign	(10,169)	(6,459)

Total	$(54,603)	$14,859

Total income tax expense (benefit) attributable to income (loss) for the years ended December 31, 2021 and 2020 consists of:

	Year Ended December 31,
	2021	2020
	in thousands
Current:
Federal	$3,753	$3,383
Foreign	(40)	(41)

	$3,713	$3,342

Deferred:
Federal	$3,038	$1,478
Foreign	—	—

	3,038	1,478

Total	$6,751	$4,820

Income tax expense reflected in the financial statements differs from the tax computed by applying the statutory U.S. federal rate of 21% to “Net income (loss)” before taxes as follows:

	Year Ended December 31,
	2021		2020
	in thousands (except percentages)
Income tax (benefit) expense at statutory rate	$(11,467)	21%	$3,120	21%
State taxes	(163)	0%	—	0%
Loss not subject to entity-level taxes	6,485	(12)%	706	5%
Foreign rate differential	(276)	1%	(161)	(1)%
Change in valuation allowance	2,759	(5)%	1,193	8%
Change in fair value of warrant liability	8,933	(16)%	—	0%
Permanent items	477	(1)%	—	0%
Other, net	3	0%	(38)	0%

Income tax expense	$6,751	(12)%	$4,820	33%

Deferred tax assets and liabilities reflect temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount recognized for tax purposes, as adjusted for foreign currency translation. At December 31, 2021 and 2020, the tax effects of temporary differences that give rise to significant portions of the deferred tax provision are as follows:

	December 31,
	2021	2020
	in thousands
Deferred tax assets
Discount on provision for losses and loss adjustment expenses	$557	$392
Unearned premiums	7,345	5,238
Accrued professional fees	5	7
Unrealized foreign currency gain	70	97
Excess tax basis	168,014	—
Foreign NOL carryforward	6,492	4,771
Other	315	—

Gross deferred tax asset	182,798	10,505
Less: valuation allowance	(174,821)	(4,771)

Total net deferred tax assets	$7,977	$5,734
Deferred tax liabilities
Deferred acquisition costs	$(17,122)	$(12,300)
Excise tax accrual	(1,279)	(820)
Unrealized foreign currency gain	(70)	(98)
Unrealized investment gain	(16)	(15)

Total deferred tax liabilities	$(18,487)	$(13,233)

Net deferred tax liability	$(10,510)	$(7,499)

Deferred tax assets are reduced by a valuation allowance when management believes it is more likely than not that some, or all, of the deferred tax assets will not be realized. After considering all positive and negative evidence of taxable income in the carryback and carryforward periods as permitted by law, the Company believes it is more likely than not that certain deferred tax assets will not be utilized. As a result, the Company had a valuation allowance of $174.8 million and $4.8 million as of December 31, 2021 and 2020, respectively.
Significant inputs and assumptions were used to estimate the future expected payments under the TRA, including the timing of the realization of the tax benefits and a tax savings rate of approximately 25.5%. The estimated value of the TRA recorded by the Company at the Closing was $3.5 million which was limited by the ability to currently utilize tax benefits and was recorded in “Other long-term liabilities” with an offsetting entry to “Additional paid-in
capital” within the Consolidated Balance Sheets. There is no change to the estimated value from the Closing to December 31, 2021. The Company recorded a deferred tax asset for the difference between outside tax basis and book basis of the Company’s investment in assets of The Hagerty Group of $167.4 million at the Closing with an offsetting valuation allowance as it was more likely than not that the deferred tax asset will not be realized. These amounts were recorded to “Additional paid-in
capital”. At December 31, 2021, the deferred tax asset and offsetting valuation allowance is $168.0 million, adjusted from the Closing for net losses and nondeductible expenses.
The Company has foreign income tax net operating loss (“NOL”) carryforwards related to foreign operations of approximately $45.3 million and $32.0 million as of December 31, 2021 and 2020, respectively. The Company has recorded a deferred tax asset of $6.5 million reflecting the benefit of these loss carryforwards as of

December 31, 2021. Of the deferred tax assets, $1.7 million does not expire, and the remaining $4.8 million expires as follows (in thousands):

2036	$419
2037	752
2038	899
2039	—
2040	1,222
2041	1,498
The Company is subject to taxation and files income tax returns in the U.S. federal jurisdiction, as well as many state and foreign jurisdictions. As of December 31, 2021, tax years 2018, 2019 and 2020 are subject to examination by the tax authorities. With few exceptions, as of December 31, 2021, the Company is no longer subject to U.S. federal, state, local or foreign examinations for years before 2018.
Tax year 2017 was open as of December 31, 2020. The Company is currently under examination by the Canadian Revenue Agency for the tax years 2017 through 2018.